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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2004
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                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


               001-31940                           25-1255406
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       (Commission File Number)          (IRS Employer Identification No.)


             One F.N.B. Boulevard, Hermitage, PA                16148
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          (Address of Principal Executive Offices)           (Zip Code)


                                 (724) 981-6000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act
      (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 15, 2004, F.N.B. Corporation (the Corporation) announced the signing of a definitive agreement to acquire NSD Bancorp, Inc., a bank holding company located in Pittsburgh, Pennsylvania. The merger is valued at approximately $135.8 million in a tax-free 100% stock deal with a fixed exchange ratio of 1.8 F.N.B. Corporation shares for each share of NSD Bancorp, Inc.

     The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The acquisition, subject to regulatory approval, is expected to close during the first quarter of 2005.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

  99.1 Press release dated October 15, 2004 announcing the signing of a definitive agreement to acquire NSD Bancorp, Inc., a bank holding company based in Pittsburgh, Pennsylvania.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           F.N.B. CORPORATION
                                           (Registrant)



                                           By:    /s/ Brian F. Lilly
                                                  -----------------------------
                                           Name:  Brian F. Lilly
                                           Title: Chief Financial Officer
                                                  (Principal Financial Officer)



Dated: October 15, 2004